UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21885

ENCOMPASS FUNDS

(Exact name of registrant as specified in charter)

1700 California Street, Suite 335, San Francisco, CA 94109 (Address of principal executive offices) (Zip code)

Malcolm H. Gissen Encompass Funds 1700 California Street, Suite 335 San Francisco, CA 94109 (Name and address of agent for service)

Registrant's telephone number, including area code: (415) 749-6565

Date of fiscal year end: May 31

Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the
Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-
CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the
Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid
Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington,
DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT November 30, 2008

ENCOMPASS FUND SEMI-ANNUAL LETTER

January, 2009

Dear Fellow Shareholders:

This Semi-Annual Report for the six-month period ended November 30, 2008 speaks for itself. The six-month period ended November 30, 2008 and calendar year 2008 were not good for the equity (stock) markets, nor for the Fund.

Subsequent to the fiscal period ended November 30, 2008, the Fund declared an income dividend of $0.0643 per share to shareholders of record on December 29, 2008, that was paid on December 30, 2008. Unless you requested that dividends be paid in cash, the distribution was reinvested in shares of the Fund at the closing price of $3.85 on December 30, 2008.

We are, to say the least, extremely disappointed with the Fund's performance. While every stock asset class, and practically every equity mutual fund, was down for the calendar year ended 2008, that gives us little comfort. Nor are we satisfied by the fact that we were far from alone in not anticipating the extent of the damages done to stock markets worldwide by the financial and economic crises.

We have believed, and continue to do so, that companies involved with various commodities will do well; such as oil, natural gas, gold, silver, copper, uranium, nickel and zinc. This is because of what we believe are supply-demand imbalances and the growth of much of the world's economies. However, the problems with the world-wide credit markets, the need for deleveraging, and the involuntary (due to redemptions) and voluntary move to cash and cash equivalents on the part of hedge funds, mutual funds, and other institutional investors, overwhelmed the stock markets and led to major declines.

Many of the companies the Fund has been invested in are smaller capitalized companies, and the selling resulted in greater percentage declines than with larger capitalized companies. Also, while commodity prices generally declined, the companies involved with those industries declined even more. Gold was up very modestly for the calendar year, 3.91% . Gold stocks, as represented by the Market Vectors Gold Company ETF (exchange traded fund), declined 26.1% . That represents a large discrepancy between the performance of the gold commodity and individual gold companies.

Another example of the commodity outperforming individual stocks was in copper. Copper prices declined 54% for the calendar year; Freeport McMoran, the world's second largest copper producer (behind Chile's state owned copper com-

2008 Semi-Annual Report 1

pany), was down 76.1% for the calendar year. While we took defensive actions by selling some of the more speculative companies in the portfolio (companies without a strong cash position and/or a disproportionate debt/equity ratio), with hindsight we realize we should have taken such actions sooner.

Another sector that hurt the Fund's performance was specialty finance. We believed that managements’ that had a long record of successful performance and substantial cash would be in a position to take advantage of the disruptions in the marketplace. Unfortunately, we were too optimistic, and way too early. The market's actions overcame any ability of the companies to do well. We continue to follow the specialty finance companies, to possibly re-establish positions at a more opportune time in the future.

Our outlook is for a positive market for 2009, but with a lot of volatility. We expect the economy to be difficult for the first half of 2009, but to improve as the year progresses. We believe that the actions of the Fed and the Treasury Department are slowly taking hold, and will move the markets higher later in 2009.

We expect to continue focusing the Fund's investments on companies involved with the commodity and healthcare industries, as well as various companies which we consider greatly undervalued. Our criteria are seasoned managements, solid balance sheets (cash and little or no debt), and executable business plans in the current financial environment.

Additional information is available on the Fund’s website, www.encompassfund.com, or utilizing our ticker symbol, ENCPX.

We once again thank you for your trust and confidence. It is greatly appreciated.

Should you have any questions, please don't hesitate to contact us.

Best regards,

Malcolm H. Gissen	Marshall G. Berol
Portfolio Manager	Portfolio Manager

2008 Semi-Annual Report 2

Encompass Fund

Encompass Fund By Sectors Based on Percent of Net Assets

                    *Net Cash represents cash equivalents and other assets less liabilities.

PERFORMANCE INFORMATION November 30, 2008 NAV $3.72 AVERAGE ANNUAL RATE OF RETURN (%) FOR PERIODS ENDED NOVEMBER 30, 2008.

		Since
	1 Year(A)	Inception(A)
Encompass Fund	-63.44%	-33.20%
Dow Jones Wilshire 5000 Index(B)	-38.68%	-12.20%

(A)Since Inception and 1 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The inception date of the Encompass Fund was June 30, 2006.

(B)The Dow Jones Wilshire 5000 Index measures the performance of all U.S. headquartered equity securities with readily available price data. Over 5,000 capitalization weighted security returns are used to adjust the index. The composition of the Dow Jones Wilshire 5000 Index is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-595-3166.

2008 Semi-Annual Report 3

Availability of Quarterly Schedule of Investments (Unaudited)

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines (Unaudited)

     Brick Asset Management, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.encompassfunds.com or is also available without charge, upon request, by calling our toll free number (1-888-463-3957). It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

     Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling our toll free number (1-888-463-3957). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Expense Example (Unaudited)

     Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 1, 2008 and held through November 30, 2008.

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	June 1, 2008 to
	June 1, 2008	November 30, 2008	November 30, 2008

Actual	$1,000.00	$396.17	$5.07

Hypothetical	$1,000.00	$1,017.80	$7.33
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.45%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the half year period).

2008 Semi-Annual Report 4

Encompass Fund

		Schedule of Investments
		November 30, 2008 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Agricultural Chemicals
300	Potash Corp. of Saskatchewan, Inc. (Canada) +	$ 18,492	1.50%
Bituminous Coal & Lignite Mining
1,750	Peabody Energy Corp.	41,002	3.32%
Copper Mining & Processing
1,500	Freeport-McMoRan Copper & Gold Inc.	35,985
110,000	Global Hunter Corp * (Canada)	6,380
		42,365	3.43%
Crude Petroleum & Natural Gas
200,000	Continental Energy Corp. * (Canada)	38,000
23,500	Dejour Enterprises Ltd. * (Canada)	8,225
		46,225	3.75%
Drug Delivery Systems
40,000	Delcath Systems Inc. *	41,600	3.37%
Generic Drugs
4,500	3SBio Inc. * (China) **	26,910
2,050	Teva Pharmaceutical Industries Ltd. ** (Israel)	88,458
		115,368	9.35%
Industrial Metals & Minerals
25,000	Avalon Ventures Ltd. * (Canada)	9,525
25,000	Avalon Ventures Ltd. * (Restricted) (Canada)	8,575
20,000	Canadian Royalties Inc. * (Canada)	4,380
375,000	Goldbrook Ventures * (Canada)	13,500
		35,980	2.92%
Oil & Gas Income Trusts
6,700	Daylight Resources Trust (Canada)	44,173
2,400	Crescent Point Energy Trust (Canada)	51,547
		95,720	7.76%
Oil/Gas Construction & Service
3,650	Global Industries Ltd. *	10,768	0.87%
Pharmaceutical Preparations
500	Genentech Inc. *	38,300	3.10%
Precious Metals Mining & Processing
35,000	Avion Resources Inc. * (Restricted) (Canada)	1,575
102,000	Canarc Resources Corp. * (Canada)	3,876
17,000	Caza Gold Corp. * (Canada)	-
40,000	Claude Resources Inc. * (Canada)	9,600
30,000	Exeter Resource Corp. * (Canada)	45,300
17,000	Fronteer Development Group Inc. * (Canada)	31,280
10,000	NovaGold Resources Inc. * (Canada)	5,700
10,000	Seabridge Gold Inc. * (Canada)	111,000
		208,331	16.89%
Semiconductors & Related Devices
4,000	JA Solar Holdings Co., Ltd. * (China) +	14,080	1.14%
Services - Business Services
15,000	CounterPath Corp. * (Canada)	6,000	0.49%

*Non-Income producing securities during the period.
**ADR - American Depository Receipt.
+ Portion or all of the security is pledged as collateral for call and put options written.
See Footnote #2 for information on Restricted Securities.
The accompanying notes are an integral part of these
financial statements.

2008 Semi-Annual Report 5

Encompass Fund

		Schedule of Investments
		November 30, 2008 (Unaudited)
Shares/Principal Amount		Market Value	% of Net Assets
COMMON STOCKS
Services - Computer Processing & Data Preparation
15,000	Zix Corp. *	22,200	1.80%
Silver Mining and Processing
20,000	Endeavour Silver Corp. * (Canada)	26,000
7,000	Silver Wheaton Corp. * (Canada)	24,150
		50,150	4.07%
Specialty Finance
5,000	KKR Financial Holdings LLC	4,900	0.40%
Surgical & Medical Instruments
1,500	Covidien, Ltd. (Bermuda)	55,275	4.48%
Uranium Mining & Exploration
2,000	Cameco Corp. (Canada)	34,460
95,000	Uranium Energy Corp. *	25,650
10,000	Uranium Energy Corp. * (Restricted)	2,570
		62,680	5.08%
Utilities
4,000	NorthWestern Corp.	82,640	6.70%
Wholesale - Petroleum Distribution
2,525	Aegean Marine Petroleum Network Inc. (Greece)	30,654	2.49%
Total for Common Stock (Cost - $2,281,401)		1,022,730	82.91%
REAL ESTATE INVESTMENT TRUSTS
20,000	Ashford Hospitality Trust Inc.	31,200
6,200	Prime Group Realty - Pfd. B	17,980
Total for Real Estate Investment Trusts (Cost - $257,258)		49,180	3.99%
WARRANTS
12,500	Avalon Ventures Ltd. * (expires 5-22-2009) (a)	-
17,500	Avion Resources * (expires 5-8-2010) (b)	-
55,000	Global Hunter Corp * (expires 8-23-2009) (c)	-
10,000	Uranium Energy * (expires 12-11-2008) (d)	-
5,000	Uranium Energy * (expires 7-7-2010) (d)	-
375	Uranium Energy * (expires 4-11-2010) (d)	105
375	Uranium Energy * (expires 5-11-2010) (d)	101
375	Uranium Energy * (expires 6-11-2010) (d)	97
Total for Warrants (Cost - $0)		303	0.01%
Cash Equivalents
229,513	Huntington Bank Money Market Fund IV 0.90% ***	229,513	18.62%
	(Cost - $229,513)
	Total Investments	1,301,726	105.53%
	(Cost - $2,768,172)
	Liabilities in Excess of Other Assets	(68,191)	-5.53%
	Net Assets	$ 1,233,535	100.00%

* Non-Income producing securities during the period.
*** Variable rate security; the rate shown was the rate at May 31, 2008.
(a) Each Avalon Ventures Ltd. warrant expires May 22, 2009, with an exercise price of $2.00 Canadian.
(b) Each Avion Resources Inc. warrant expires May 8, 2010, with an exercise price of $0.65 Canadian.
(c) Each Global Hunter Corp. warrant expires August 23, 2009, with an exercise price of $0.60 Canadian.
(d) The Uranium Energy Corp. warrants that expire December 11, 2008, April 11, 2010, May 11, 2010, and
June 11, 2010 have an exercise price of $4.25. The Uranium Energy Corp. warrants that expire July 7, 2010 have an exercise price of $3.10.
See Footnote #2 for information on Restricted Securities.
The accompanying notes are an integral part of these
financial statements.

2008 Semi-Annual Report 6

Encompass Fund
Schedule of Written Options
November 30, 2008 (Unaudited)
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Put

JA Solar Holdings Co., Ltd. * (China)	4,000	30,000
December 2008 Puts @ 10.00
Total (Premiums Received $16,360)	$ 30,000
Underlying Security	Shares Subject	Fair Value
Expiration Date/Exercise Price	to Call

Potash Corp. of Saskatchewan, Inc. (Canada)
January 2009 Calls @ 85.00	300	501
Total (Premiums Received $2,132)	$ 501

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 7

Encompass Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2008

Assets:
Investment Securities at Market Value	$ 1,301,726
(Identified Cost - $2,773,044)
Receivables:
Dividends and Interest	1,161
Total Assets	1,302,887
Liabilities
Service Fees Payable	436
Management Fees Payable	970
Covered Call Options Written (Premiums Received $2,132)	501
Covered Put Options Written (Premiums Received $16,360)	30,000
Payable for Securities Purchased	37,445
Total Liabilities	69,352

Net Assets	$ 1,233,535
Net Assets Consist of:
Paid In Capital	$ 3,348,483
Accumulated Undistributed Net Investment Income	27,432
Realized Loss on Investments - Net	(663,925)
Unrealized Depreciation in Value
of Investments Based on Identified Cost - Net	(1,478,455)
Net Assets, for 331,312 Shares Outstanding	$ 1,233,535
(Unlimited number of shares authorized without par value)
Net Asset Value and Redemption Price
Per Share ($1,233,535/331,312 shares)	$ 3.72

Statement of Operations (Unaudited)
For the six month period ended November 30, 2008

Investment Income:
Dividends (Net of foreign tax withheld $738)	$ 32,329
Interest	915
Total Investment Income	33,244
Expenses:
Service Fees (Note 3)	5,010
Management Fees (Note 3)	11,132
Total Expenses	16,142

Net Investment Income	17,102

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(655,042)
Realized Gain on Option Transactions	12,009
Net Decrease In Unrealized Appreciation on Investments	(1,248,363)
Net Increase In Unrealized Appreciation on Options Written	5,490
Net Realized and Unrealized Gain (Loss) on Investments	(1,885,906)

Net Decrease in Net Assets Resulting from Operations	$ (1,868,804)

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 8

Encompass Fund

Statements of Changes in Net Assets	(Unaudited)
	6/1/2008	6/1/2007
	to	to
	11/30/2008	5/31/2008
Increase (Decrease) in Net Assets from Operations:
Net Investment Income	$ 17,102	$ 29,121
Net Realized Loss on Investments	(655,042)	(26,418)
Realized Gain on Option Transactions	12,009	6,154
Capital Gain Distributions from Portfolio Companies	0	1,555
Unrealized Appreciation (Depreciation) on Investments	(1,242,873)	(461,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,868,804)	(450,681)

Distributions to Shareholders from:
Net Investment Income	-	(23,773)
Return of Capital	-	(3,755)
Total Distributions Paid to Shareholders	0	(27,528)

Capital Share Transactions:
Proceeds From Sale of Shares	79,180	1,620,147
Shares Issued on Reinvestment of Dividends	0	27,528
Cost of Shares Redeemed	(27,813)	(40,860)
Net Increase from Shareholder Activity	51,367	1,606,815
Total Increase (Decrease)	(1,817,437)	1,128,606
Net Assets at Beginning of Period	3,050,972	1,922,366
Net Assets at End of Period (Including undistributed net investment	$ 1,233,535	$ 3,050,972
income of $27,432 and $10,330, respectively.)

Share Transactions:
Issued	10,112	155,332
Reinvested	0	2,629
Redeemed	(3,805)	(4,255)
Net increase in shares	6,307	153,706
Shares outstanding beginning of period	325,005	171,299
Shares outstanding end of period	331,312	325,005

Financial Highlights	(Unaudited)
Selected data for a share of capital stock	6/1/2008		6/1/2007		6/30/2006*
outstanding throughout the period:	to		to		to
	11/30/2008		5/31/2008		5/31/2007
Net Asset Value -
Beginning of Period	$ 9.39		$ 11.22		$ 10.00
Net Investment Income ****	0.05		0.10		0.10
Net Gains or Losses on Securities
(realized and unrealized)	(5.72)		(1.84)		1.15
Total from Investment Operations	(5.67)		(1.74)		1.25
Less Distributions from:
Net Investment Income	-		(0.07)		(0.03)
Return of Capital	-		(0.02)		-
Less Distributions from Net Investment Income	-		(0.09)		(0.03)
Net Asset Value -
End of Period	$ 3.72		$ 9.39		$ 11.22
Total Return *****	(60.38)%	***	(15.61)%		12.59%
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	1,234		3,051		1,922
Ratio of Expenses to Average Net Assets	1.45%	**	1.45%	**	1.45% **
Ratio of Net Income to Average Net Assets	1.53%	**	1.01%	**	1.15% **
Portfolio Turnover Rate	37.99%	***	32.52%		11.26%

* Commencement of investment operations.
** Annualized.
*** Not Annualized.
**** Calculated using the average shares method.
***** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of distributions to shareholders, and for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

2008 Semi-Annual Report 9

NOTES TO FINANCIAL STATEMENTS ENCOMPASS FUND NOVEMBER 30, 2008 (UNAUDITED)

1.) ORGANIZATION
Encompass Fund (the "Fund") is a non-diversified series of the Encompass Funds (the "Trust"), and is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was organized as an Ohio business trust on March 26, 2006, and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. At present, the Fund is the only series authorized by the Trust. The Fund commenced operations on June 30, 2006. The Fund’s investment adviser is Brick Asset Management, Inc. (the “Adviser”). The Fund's investment objective is long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION: Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board of Trustees has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Fund adopted Financial Accounting Standards Board (“FASB”) Statement on Financial Accounting Standards (“SFAS”) No. 157 "Fair Value Measurements," effective June 1, 2008. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. In accordance with SFAS No. 157, fair value is defined as the price that would be received by the Fund upon selling an asset or paid by the Fund to transfer a liability in an orderly transaction between market participants at the measurement date. In the absence of a principal market for the asset or liability, the assumption is that the transaction occurs on the

2008 Semi-Annual Report 10

Notes to the Financial Statements (Unaudited)- continued

most advantageous market for the asset or liability. SFAS No. 157 established a three-tier fair value hierarchy that prioritizes the assumptions, also known as "inputs", to valuation techniques used by market participants to measure fair value. The term "inputs" refers broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The valuation techniques used to measure fair value should maximize the use of observable inputs and minimize the use of unobservable inputs. The three-tier hierarchy of inputs is summarized in three levels with the highest priority given to Level 1 and the lowest priority given to Level 3: Level 1 - quoted prices in active markets for identical securities, Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) and Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities. The following is a summary of the inputs used as of November 30, 2008 in valuing the Fund's assets and liabilities carried at fair value:

Investments
Valuation Inputs of Assets	in Securities
Level 1- Quoted Prices	$1,289,006
Level 2- Significant Other Observable Inputs	12,720
Level 3- Significant Unobservable Inputs	0
Total	$1,301,726

Investments in
Valuation Inputs of Liabilities	Written Options
Level 1- Quoted Prices	$30,501
Level 2- Significant Other Observable Inputs	0
Level 3- Significant Unobservable Inputs	0
Total	$30,501

FOREIGN CURRENCY: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

SHORT SALES: The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

OPTION WRITING: When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The differ-

2008 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited)- continued

ence between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

RESTRICTED SECURITIES: The Fund held the following Restricted Securities at November 30, 2008, the sale of which are restricted. The investments have been valued by the Adviser pursuant to the Fund’s Good Faith Pricing Guidelines at the following prices, after considering various pertinent factors, including the discount to the trading price of the common stock at which the shares were purchased; the restrictions on the sale of the shares and warrants; and the market price of the stock being below the exercise price of the warrants. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized and the difference could be material.

Restricted Security	Shares	Fair Value per Share	Fair Value
Avalon Ventures Ltd.	25,000	0.343	$ 8,575
Avion Resources Corp.	35,000	0.045	1,575
Uranium Energy Corp.	10,000	0.257	2,570
			$ 12,720

The restricted securities represented 1.03% of the Fund’s total market value of its investments at November 30, 2008.

SECURITY LOANS: The Fund may make long and short term loans of its portfolio securities to parties such as broker-dealers, banks or institutional investors. The Fund would receive compensation in the form of fees, or it would retain a portion of interest on the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

SECURITY TRANSACTION TIMING: Security transactions are recorded on a trade date basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

FEDERAL INCOME TAXES: The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

NEW ACCOUNTING PRONOUNCEMENTS: The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes, on May 1, 2007. FASB Interpretation No. 48 requires that the tax effects of certain tax positions be recognized. These tax provisions must meet a "more likely than not" standard that based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In March 2008, FASB issued the Statement of Financial Accounting Standards No.161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161

2008 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited)- continued

requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.) MANAGEMENT AND SERVICES AGREEMENTS
Under the terms of the Management Agreement between the Trust and the Adviser (the "Management Agreement"), the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees, and, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the terms of the Services Agreement between the Trust and the Adviser (the "Services Agreement"), the Adviser renders administrative and supervisory services to the Fund, provides the services of a chief compliance officer and assumes and pays all ordinary expenses of the Fund, except that the Fund pays all management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), extraordinary or non-recurring expenses, Rule 12b-1 expenses (of which none were authorized as of November 30, 2008) and indirect expenses (such as fees and expenses of other funds in which the Fund may invest). For its services the Adviser receives a services fee equal to 0.45% of the average daily net assets of the Fund.

For the six month period ended November 30, 2008, the Adviser earned management fees totaling $11,132, of which $970 was still due to the Adviser at November 30, 2008. For the same period the Adviser earned services fees of $5,010, of which $436 was still due to the Adviser at November 30, 2008.

Trustees who are not interested persons of the Fund were paid a total of $2,100 in Trustees fees by the Fund's Adviser for the fiscal year ended November 30, 2008.

4.) INVESTMENT TRANSACTIONS
For the six month period ended November 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $568,762 and $435,893 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

At November 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$30,836	($1,509,291)	($1,478,455)

For Federal income tax purposes, the cost of investments, including short-term investments, owned at November 30, 2008 was $2,768,172, and premiums received from options written was $18,492. There was no difference between book cost and tax cost.

5.) PUT & CALL OPTIONS WRITTEN
As of November 30, 2008, Fund portfolio securities valued at $32,572 were held as by the Fund as collateral for options written by the Fund.

Transactions in written options during the six month period ended November 30, 2008 were as follows:

2008 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited)- continued

	Number of	Premiums
	Contracts	Received
Options outstanding at May 31, 2008	0	$0
Options purchased	0	0
Options written	153	$40,842
Options exercised	(80)	($16,530)
Options expired	0	0
Options terminated in closing purchase transactions	(30)	($5,820)
Options outstanding at November 30, 2008	43	$18,492

6.) TAX MATTERS
The Fund did not pay a dividend distribution for the six month period ended November 30, 2008. There was a dividend distribution paid on December 27, 2007 of $0.0877 per share. The tax character of distributions was as follows:

Distributions paid from:
	Six Month Period ended	Year ended
	November 30, 2008	May 31, 2008
Ordinary Income:	$ 0	$ 23,773
Short-term Capital Gain:	0	0
Long-term Capital Gain:	0	0
Return of Capital:	0	3,755
	$ 0	$ 27,528

7.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares. Paid in capital at November 30, 2008 was $3,348,483 representing 331,312 shares outstanding.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2008, Charles Schwab & Co. Inc. held for the benefit of others, in aggregate, more than 66.51% of the Fund and therefore may be deemed to control the Fund.

2008 Semi-Annual Report 14

Board of Trustees
Sol Coffino
Malcolm H. Gissen
John F. Runkel
William P. Twomey

Investment Adviser
Brick Asset Management, Inc.

Counsel
Thompson Hine LLP

Custodian
Huntington National Bank

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered
Public Accounting Firm
Sanville & Company

This report is provided for the general information of the shareholders of the Encompass
Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ENCOMPASS FUNDS

By: /s/ Malcolm H. Gissen
Malcolm H. Gissen
President

Date:           2/3/09

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Malcolm H. Gissen
Malcolm H. Gissen
President

Date:           2/3/09

By: /s/ Malcolm H. Gissen
Malcolm H. Gissen
Chief Financial Officer

Date:           2/3/09